NASCOR MORTGAGE LOAN POOL
                       20-YEAR THROUGH 30-YEAR FIXED RATE
                            NON-RELOCATION MORTGAGES
                              NASCOR SERIES 1998-12
                                  POOL PROFILE



                                                 Bid                          Tolerance
AGGREGATE PRINCIPAL BALANCE                   500,000,000                          (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                        1-May-98
INTEREST RATE RANGE                          6.25% - 9.00%
GROSS WAC                                            7.47%                        (+/- 10 Bps%)
WEIGHTED AVERAGE SERVICE FEE                        25 bps
MASTER SERVICING FEE                               1.7 bps
WAM (in months)                                       358                         (+/- 2 month)

WALTV                                                  74%                        (maximum 79%)

CALIFORNIA %                                           39%                        (maximum 45%)
SINGLE LARGEST ZIP CODE CONCENTRATION                   1%                        (maximum  3%)

AVERAGE LOAN BALANCE                             $310,000                    (maximum $330,000)
LARGEST INDIVIDUAL LOAN BALANCE                $1,500,000                  (maximum $1,500,000)

CASH-OUT REFINANCE %                                   14%                       (maximum  18%)

PRIMARY RESIDENCE %                                    97%                        (minimum 92%)

SINGLE-FAMILY DETACHED %                               93%                        (minimum 87%)

FULL DOCUMENTATION %                                   92%                        (minimum 85%)

UNINSURED GREATER THAN 80% LTV %                        2%                         (maximum 5%)

TEMPORARY BUYDOWNS                                      0%                        (maximum  5%)


THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT.

----------
(1) All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

                            NASCOR MORTGAGE LOAN POOL
                       20-YEAR THROUGH 30-YEAR FIXED RATE
                            NON-RELOCATION MORTGAGES
                              NASCOR SERIES 1998-12
                               PRICING INFORMATION



      RATING AGENCIES                        TBD by Norwest

      PASS THRU RATE                               6.75%

      ASSUMED SIZE OF PRINCIPAL ONLY CLASS        10 bps

      PRICING DATE                                02-Apr-98

      FINAL STRUCTURE DUE DATE                    11-May-98      9:00 AM

      SETTLEMENT DATE                             28-May-98

      ASSUMED SUB LEVELS                         AAA             4.000%
                                                  AA             2.750%
                                                   A             1.250%
                                                 BBB             0.800%
                                                  BB             0.450%
                                                   B             0.250%





NASCOR may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 1998-12. The principal only certficate created by the discount mortgage loans will not be included in the bid on the pricing date.



      NASCOR CONTACTS                        Brad Davis (301) 846-8009
                                             Lori Fountain (301) 846-8185

                            NASCOR MORTGAGE LOAN POOL
                       20-YEAR THROUGH 30-YEAR FIXED RATE
                            NON-RELOCATION MORTGAGES
                              NASCOR SERIES 1998-12
                                  POOL PROFILE


                                                        Bid                          Tolerance
      AGGREGATE PRINCIPAL BALANCE                    $500,000,000                     (+/- 5.00%)

      MORTGAGE LOAN CUTOFF DATE                         1-May-98
      INTEREST RATE RANGE                           6.25% - 9.00%
      GROSS WAC                                             7.47%                    (+/- 10 Bps%)
      WEIGHTED AVERAGE SERVICE FEE                        25 bps
      MASTER SERVICING FEE                               1.7 bps
      WAM (in months)                                        358                     (+/- 2 month)

      WALTV                                                   74%                    (maximum 79%)

      CALIFORNIA %                                            39%                    (maximum 45%)
      SINGLE LARGEST ZIP CODE CONCENTRATION                    1%                    (maximum  3%)

      AVERAGE LOAN BALANCE                               $310,000                (maximum $330,000)
      LARGEST INDIVIDUAL LOAN BALANCE                  $1,500,000              (maximum $1,500,000)

      CASH-OUT REFINANCE %                                     14%                   (maximum  18%)

      PRIMARY RESIDENCE %                                      97%                    (minimum 92%)

      SINGLE-FAMILY DETACHED %                                 93%                    (minimum 87%)

      FULL DOCUMENTATION %                                     92%                    (minimum 85%)

      UNINSURED GREATER THAN 80% LTV %                          2%                     (maximum 5%)

      TEMPORARY BUYDOWNS                                        0%                    (maximum  5%)


THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT.

----------

(1) All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

                            NASCOR MORTGAGE LOAN POOL
                       20-YEAR THROUGH 30-YEAR FIXED RATE
                            NON-RELOCATION MORTGAGES
                              NASCOR SERIES 1998-12
                               PRICING INFORMATION



      RATING AGENCIES                         TBD by Norwest

      PASS THRU RATE                                7.00%

      ASSUMED SIZE OF PRINCIPAL ONLY CLASS          0.50%

      PRICING DATE                              02-Apr-98

      FINAL STRUCTURE DUE DATE                  11-May-98           9:00 AM

      SETTLEMENT DATE                            28-May-98

      ASSUMED SUB LEVELS                               AAA            4.000%
                                                        AA            2.750%
                                                          A           1.250%
                                                        BBB           0.800%
                                                         BB           0.450%
                                                          B           0.250%

NASCOR may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 1998-12. The principal only certficate created by the discount mortgage loans will not be included in the bid on the pricing date.



      NASCOR CONTACTS                       Brad Davis (301) 846-8009
                                            Lori Fountain (301) 846-8185